Exhibit 10.1

AMENDMENT NO. 1
TO THE
FOURTH AMENDED AND RESTATED OPERATING AGREEMENT
OF
FOCUS FINANCIAL PARTNERS, LLC

This Amendment No. 1 (this “Amendment”) to the Fourth Amended and Restated Operating Agreement, dated as of March 6, 2019 (the “Agreement”), of Focus Financial Partners, LLC, a Delaware limited liability company (the “Company”), is made and entered into by the Managing Member, the KKR Entities and the Trident Entities in accordance with Section 11.1(a) of the Agreement and shall become effective as of the date hereof. Capitalized terms used but not defined herein are defined in the Agreement.

AGREEMENT

I.                                        AMENDMENTS.

Section 3.6(e)(vi) of the Agreement is hereby amended and restated in its entirety as follows:

“(vi)        an exchanging Member shall only be permitted to exchange less than all of its Units if (A) after such Exchange it would continue to hold at least 25,000 Units and (B) it exchanges not less than 25,000 Units in such Exchange; provided, however, that (x) the foregoing restrictions shall not apply with respect to the First Regular Exchange Date, and (y) notwithstanding the foregoing restrictions, with respect to the Second Regular Exchange Date and each subsequent Regular Exchange Date, an exchanging Member shall in any event be permitted to exchange the maximum percentage of Initial Units permitted to be exchanged on such Regular Exchange Date pursuant to the foregoing clause (iii);”

II.                                   MISCELLANEOUS.

Full Force and Effect.  Except to the extent modified hereby, the Agreement shall remain in full force and effect.

Governing Law.  This Amendment shall be governed by the internal laws of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule.

Execution in Counterparts.  This Amendment may be executed in counterparts, by facsimile or Portable Document Format (PDF), each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Severability.  Each provision of this Amendment shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Amendment which are valid, enforceable and legal.

[Signature Page Follows.]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Amendment as of the date first written above.

MANAGING MEMBER

FOCUS FINANCIAL PARTNERS INC.

By:	/s/ J. Russell McGranahan
Name:	J. Russell McGranahan
Title:	General Counsel

KKR ENTITIES

KKR FREYA AGGREGATOR L.P.

By:	KKR Freya Aggregator GP LLC, its general partner

By:	/s/ William Janetschek
Name:	William Janetschek
Title:	Vice President and Chief Financial Officer

TRIDENT ENTITIES

TRIDENT FFP LP

By:	Trident FFP GP LLC, its general partner

By:	/s/ Fayez Muhtadie
Name:	Fayez Muhtadie
Title:

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

FOURTH AMENDED AND RESTATED OPERATING AGREEMENT OF

FOCUS FINANCIAL PARTNERS, LLC